AMERICAN GENERAL LIFE INSURANCE COMPANY
                           SEPARATE ACCOUNT I
               GROUP IMMEDIATE VARIABLE ANNUITY CONTRACTS

                     SUPPLEMENT DATED JUNE 17, 2016
               TO CONTRACT PROSPECTUSES, AS SUPPLEMENTED

     Effective November 2, 2015, the Vanguard VIF Money Market Portfolio ("Vanguard Portfolio") was closed as an investment option in your Contract.

     Effective June 17, 2016, American General Life Insurance Company is amending its Contract prospectus for the purpose of notifying you that investments in the Vanguard Portfolio will be transferred to the Fidelity VIP Government Money Market Portfolio - Initial Class ("Fidelity Portfolio"), a variable investment option available in your Contract, effective at 4:00 p.m. eastern time on September 16, 2016 ("Closing Date").

     On the Closing Date, all Contract values in the subaccount supported by the Vanguard Portfolio will be automatically transferred to the Fidelity Portfolio subaccount. Only the underlying Fund will change, not the investment option itself.

     At any time before 4:00 p.m. eastern time one business day prior to the Closing Date (i.e., Thursday, September 15, 2016), you may transfer your Contract values in the Vanguard Portfolio subaccount to any of the other variable investment options available under the Contracts and change your instructions for automatic rebalancing, dollar cost averaging or any other automatic transfer arrangements (as applicable) to remove the Vanguard Portfolio. You may give us instructions to transfer your values to another investment option by calling the Group Annuity Administration Department at the number below. Please review your fund prospectuses for information about the other variable investment options. For additional fund prospectus copies, please contact our Group Annuity Administration Department at the telephone number shown below.

      If you have existing instructions or we receive any new instruction from you for premium allocations, transfers, dollar cost averaging or automatic rebalancing (as applicable) into or out of the Vanguard Portfolio investment option after 4:00 p.m. eastern time one business day prior to the Closing Date, such transaction will be treated as if received after 4:00 p.m. eastern time on the Closing Date and such instruction will be automatically directed to the Fidelity Portfolio. Your allocation or transfer will be processed on the business day following the Closing Date and will use prices established after the close of the New York Stock Exchange on such date (i.e, Monday, September 19, 2016).

     If you transfer your investment out of the Vanguard Portfolio prior to the Closing Date, such transfer will not count against the 12 free transfers that you are permitted to make each year.

     For a period of time after the Closing Date, we may provide you with confirmations, statements and other reports that contain the name of the Vanguard Portfolio's investment option.

     If you have any questions, please call our Group Annuity Administration Department at 1-877-299-1724.